News release

FOR IMMEDIATE RELEASE

Avantor® Announces Board Chairman Transition

Gregory L. Summe to Serve as Next Chairman of the Board Beginning on January 1, 2026

Jonathan Peacock to Step Down After Nearly Nine Years of Dedicated Service to the Board

RADNOR, Pa. – October 13, 2025 – Avantor, Inc. (NYSE: AVTR), a leading global provider of mission-critical products and services to customers in the life sciences and advanced technology industries, today announced that Gregory L. Summe, current independent director, will serve as the Company's next Chairman of the Board, beginning January 1, 2026. Jonathan Peacock has informed the Board of his decision to step down as Chairman and a director at the end of 2025, after nearly nine years of dedicated service to the Board.

Since joining the Avantor Board in 2020, Mr. Summe has served as Chairman of the Nominating and Governance Committee and as a member of the Compensation Committee. Mr. Summe is a highly experienced CEO and Board member in the Tools and Life Sciences sector.

Mr. Peacock said, "It has been a privilege to serve as Avantor's Chairman and to work alongside my Board colleagues in managing the Company's transition to a new CEO and in building its position as a Life Sciences leader. With Emmanuel Ligner as our new CEO and with the addition of Greg Lucier to our Board, this is the right moment for new Board leadership. The Avantor Board comprises talented, experienced leaders with a wide range of backgrounds and expertise in life sciences. I am confident that with their guidance and Emmanuel's leadership, Avantor will realize its potential and deliver strong shareholder returns."

"Having served on the Board for the past five years, I've seen firsthand the talent across Avantor," said Mr. Summe. "I look forward to working closely with my fellow Board members, Emmanuel, and the entire leadership team as we continue executing our strategy to deliver growth and profitability across the business."

Mr. Summe continued, "On behalf of the Board, I also want to express our deep appreciation to Jon for his strong leadership of the Board, managing the transition to our new CEO, and his unwavering commitment to Avantor."

About Avantor

Avantor® is a leading life science tools company and global provider of mission-critical products and services to the life sciences and advanced technology industries. We work side-by-side with customers at every step of the scientific journey to enable breakthroughs in medicine, healthcare, and technology. Our portfolio is used in virtually every stage of the most important research, development and production activities at more than 300,000 customer locations in 180 countries.

For more information, visit avantorsciences.com and find us on LinkedIn, X (Twitter) and Facebook.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, including our cost transformation initiative, objectives, future performance and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "assumption," "believe," "continue," "estimate," "expect," "forecast," "goal," "guidance," "intend," "likely," "long-term," "near-term," "objective," "opportunity," "outlook," "plan," "potential," "project," "projection," "prospects," "seek," "target," "trend," "can," "could," "may," "should," "would," "will," the negatives thereof and other words and terms of similar meaning.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions; they are not guarantees of performance. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. Factors that could contribute to these risks, uncertainties and assumptions include, but are not limited to, the factors described in "Risk Factors" in our most recent Annual Report on Form 10-K, and subsequent quarterly reports on Form 10-Q, as such risk factors may be updated from time to time in our periodic filings with the SEC.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this press release. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

Investor Relations Contact

Allison Hosak
Senior Vice President, Global Communications
Avantor
908-329-7281
Allison.Hosak@avantorsciences.com

Media Contact

Eric Van Zanten
Head of External Communications
Avantor
610-529-6219
Eric.Vanzanten@avantorsciences.com

Source: Avantor and Financial News